UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

J.E.M. CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-179130	46-0525801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5B, Prat Building, 13 Prat Avenue, Tsim Sha Tsui, Kowloon, HK
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code + (852) 3957 0379

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 8.01 Other Events.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout the world, including the United States. On January 30, 2020, the World Health Organization (the "WHO") declared the outbreak of coronavirus disease 2019 ("COVID-19") a "Public Health Emergency of International Concern", and on March 11, 2020, the WHO characterized the outbreak as a "pandemic".

J.E.M. Capital, Inc. (the "Company") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the "Quarterly Report"), originally due on May 15, 2020, in reliance on an order issued by the Securities and Exchange Commission (the "SEC") on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the "Order"), granting an extension to certain public companies that are impacted by COVID-19 to file their annual reports and quarterly reports.

The Company has been following the recommendations of public health authorities and has taken steps to minimize its officers' exposure to COVID-19, which has disrupted its normal interactions with its accounting personnel, auditors and others involved in the preparation of the First Quarter 10-Q. As a result, the Company's books and records are not easily accessible, resulting in delays in the preparation and review of the Company's unaudited condensed consolidated financial statements and the Quarterly Report.

As such, the Company will be relying upon the 45-day extension provided by the SEC's Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the "First Quarter 10-Q") due to circumstances related to COVID-19. Notwithstanding the foregoing, the Company expects to file the First Quarter 10-Q no later than June 29, 2020 (which is 45 days after the First Quarter 10-Q's original filing deadline of May 15, 2020). If the First Quarter 10-Q is filed by June 29, 2020, it will be deemed timely filed by the SEC.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as "may", "will", "expect", "intend", "anticipate", "believe", "estimate", "plan", "project", "could", "should", "would", "continue", "seek", "target", "guidance", "outlook", "if current trends continue", "optimistic", "forecast" and other similar words. Such statements include, but are not limited to, statements about the Company's plans, objectives, expectations, intentions, estimates, and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company's current objectives, beliefs, and expectations, and they are subject to significant risks and uncertainties that may cause actual results, financial position, and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and other risks and uncertainties listed from time to time in the Company's other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company's operations and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.E.M. CAPITAL, INC. (Registrant)
Date: May 7, 2020	By: /s/ Yulong Yang Yulong Yang Chief Executive Officer

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